UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2023

DATE OF REPORTING PERIOD: January 1, 2023 through June 30, 2023

ITEM 1. REPORT TO CONTRACT HOLDERS.

Growth and Income Portfolio

SEMIANNUAL REPORT JUNE 30, 2023

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer US funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners (Unaudited)

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your semiannual report for the six months ended June 30, 2023. In this report, you will find commentary from the Calamos investment team as well as a list of portfolio holdings, financial statements and highlights and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

About the Portfolio

The Calamos Growth and Income Portfolio follows a time-tested strategy to pursue consistent performance over full market cycles as well as income. We manage the Portfolio to provide lower-volatility participation in the stock market, which we believe makes the Portfolio a compelling choice for long-term asset allocation needs.

Our team can invest in an array of growth and income-producing investments, including stocks, convertible bonds, and options. This multi-asset class strategy seeks to enhance performance and mitigate exposure to downward moves in the stock market. As we have discussed throughout the years, our broad opportunity set differentiates the Portfolio from “balanced” funds that focus more exclusively on stocks and traditional bonds and from equity funds that focus only on low stock prices or low volatility. For example, our use of convertible securities (which blend characteristics of stocks and bonds) provides additional ways to manage potential downside in the stock market with less sensitivity to interest rates than traditional fixed income investments.

Review

During the first half of 2023, US economic data remained steady but not spectacular. The labor market stayed strong, and financial conditions continued to be quite easy despite the best efforts of central bankers around the world. A debt ceiling crisis was averted, and the systemic bank failures that many people feared in the wake of the Silicon Valley Bank collapse in March did not occur. Inflation data moderated and market participants grew more confident that the Federal Reserve was largely done with its current tightening cycle. The first half of the year was also dominated by buzz around artificial intelligence (AI), particularly the mass adoption of the first AI “killer app” Chat GPT.

Letter to Contract Owners (Unaudited)

2   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Over the six-month period, the market-cap-weighted S&P 500 Index gained 16.9%, crossing into bull market territory from the lows of 2022. However, the rally was remarkable for its narrowness — a handful of mega-cap names with a strong emphasis on technology drove the gains of the index. Meanwhile, most other stocks in the S&P 500 Index posted more modest returns, as measured by the S&P 500 Equal Weight Index’s advance of 7.0%. Convertible securities participated in the upside of the stock market and gained 9.4%, as measured by the ICE BofA All US Convertible Ex Mandatory Index. Bonds gained 2.1%, as measured by the Bloomberg US Aggregate Bond Index.

As we will discuss at greater length in the pages that follow, the Calamos Growth and Income Portfolio posted a strong return in absolute terms, gaining 13.4% and capturing the majority of the stock market’s advance while maintaining its focus on limiting exposure to market drawdowns.

Outlook

The Portfolio is positioned to align with our team’s view that the US economy can continue to expand, albeit at a slower pace overall with diverging growth among different parts of the economy. We also expect ongoing volatility due to Fed policy, inflation, fiscal policy and geopolitics. Although inflation is moderating, we’re not out of the woods, and fiscal policy uncertainty will only increase as the US presidential election draws nearer. Individual security selection and risk management will be paramount for navigating higher short-term rates and a multispeed economy. It will also be essential to understand the thematic drivers that are disrupting the status quo and creating new winners or losers.

The stock market gained significant ground during the first half of the year, and we would encourage investors to remember that it’s not unusual after strong rallies to see the market give some gains back. Although the stock market may not maintain the same pace as it has over recent months and may move sideways, our team sees upside for select businesses in a variety of areas as well as opportunities where valuations remain favorable. We expect that the extraordinarily narrow stock market leadership will broaden, favoring a larger pool of growth-oriented quality companies. Overall, the Calamos Growth and Income Portfolio maintains an emphasis on companies with quality attributes, such as improving returns on invested capital, healthy cash flows, increased efficiencies, and exposure to real growth tailwinds, new products and global growth opportunities. The companies in the Portfolio are participating in many exciting secular growth themes, including but certainly not limited to AI.

Letter to Contract Owners (Unaudited)

Conclusion

We believe the Calamos Growth and Income Portfolio’s time-tested approach will continue to serve investors well. We maintain high conviction that the Portfolio’s multi-asset class approach and wide investment universe provide our team with key advantages in pursuing returns and managing risk through economic, market and interest rate cycles.

We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike portfolio returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The S&P 500 Index is an unmanaged, market-capitalization weighted index generally considered representative of the US stock market. The S&P 500 Equal Weight Index is not market capitalization weighted. The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market. The ICE BofA All US Convertibles Ex Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

4   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion (Unaudited)

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

Calamos Growth and Income Portfolio can invest in equities, convertible securities, options, and bonds. This multi-asset class strategy is designed to enhance performance through full market cycles and mitigate exposure to downward moves in the stock market. For the six-month period ended June 30, 2023 (“semiannual period”), the Calamos Growth and Income Portfolio (the “Portfolio”) returned 13.41%, capturing most of the 16.89% return of the S&P 500 Index (the Portfolio’s benchmark) while outperforming the ICE BofA All US Convertibles ex Mandatory Index 9.37% return.

Since its inception on May 19, 1999, the Portfolio has returned 7.75% on an annualized basis versus a 7.23% annualized gain for the S&P 500 Index and 8.01% annualized increase for the ICE BofA All US Convertibles ex Mandatory Index. Moreover, the Portfolio has had a beta of 0.77 versus the S&P 500 Index since inception. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

Overall, our view of favoring higher-quality businesses with a bias toward those with higher growth prospects worked well for the Portfolio. Although the Portfolio does not invest solely in common stocks and assume full equity risk, the Portfolio performed well during a tumultuous period of macro concerns. The Portfolio benefited from an average underweight position in health care. Specifically, our lower exposure to biotechnology and our lack of exposure in health care services enhanced relative returns. From an economic sector perspective, the Portfolio benefitted from an average underweight allocation to financials. Our positioning as well as selection in regional banks helped relative performance. Additionally, the Portfolio’s lack of exposure to the life and health insurance industry proved advantageous. In contrast, security selection within the consumer discretionary sector hindered performance. Specifically, positions in the automobile manufacturers industry and the apparel, accessories and luxury goods industry lagged. Within the information technology sector, security selection and an average underweight allocation to the semiconductors industry and the semiconductor materials and equipment industry detracted from relative performance.

How is the Portfolio positioned?

At the start of 2023, we believed there was a case for increasing the risk in the Portfolio, focusing on select areas of the economy that we believed would show improving economic growth in 2023 and 2024. In addition, we sought companies we believed had the potential to improve returns on capital during that time. Our premise to selectively add risk was based on several factors, including our conviction in the long-term US economic growth trajectory, positive policy changes, and improvement

SECTOR WEIGHTINGS

Information Technology	28.5%
Health Care	11.8
Consumer Discretionary	10.7
Communication Services	8.7
Financials	8.0
Industrials	7.2
Consumer Staples	5.7
Energy	4.8
Utilities	3.6
Materials	3.0
Real Estate	1.8
Other	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Investment Team Discussion (Unaudited)

in certain parts of the economy. The events of the first half of 2023 (slowing central bank rate increases, continued moderate slowing of inflation and economic growth, corporate cost-cutting measures and the acceleration of spending in AI-related areas) have in the aggregate supported that risk profile.

Given the robust gains recently seen in the equity market, we believe the best overall positioning in the current environment skews to a defensive risk posture with additional risk in specific areas that have real growth tailwinds, in companies with improving returns on capital in 2024, and in equities and fixed income with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that have exposure to new products and geographic growth opportunities (examples can be found in health care, electric vehicles, and artificial intelligence (AI)-related infrastructure and software), specific infrastructure spending areas (in materials and industrial sectors), and the normalization of supply chains and parts of the service economy.

As of the end of the semiannual period, the Portfolio’s largest allocations on an absolute basis include the information technology, health care and consumer discretionary sectors, while real estate and materials constitute the smallest sector weights. Although slight in absolute terms, utilities and consumer discretionary are the Portfolio’s largest relative overweights, while we maintain slight relative underweight positions in information technology and financials.

In our opinion, the Calamos Growth and Income Portfolio benefits from a multi-asset-class approach, which provides us with increased opportunities to manage risk and returns. We seek out attractive companies and consider which securities in a company’s capital structure offer the most compelling risk/reward attributes (for example, equity, convertible security, or nonconvertible bonds). At the end of the semiannual period, 75% of the portfolio was invested in common stocks, followed by convertible securities at 21%.

Investment Team Discussion (Unaudited)

6   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 6/30/23

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 6/30/23

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/23

1 YEAR	3 YEARS	5 YEARS	10 YEARS
14.48%	10.74%	9.80%	9.39%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Since inception data shown for ICE BofA All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICE BofA indices and related data on an ‘as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Expense Overview (Unaudited)

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2023 to June 30, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2023, and held through June 30, 2023.

Actual Expenses per $1,000*	$7.41
Actual - Ending Balance	$1,134.10
Hypothetical Expenses per $1,000*	$7.00
Hypothetical - Ending Value	$1,017.85
Annualized expense ratio	1.40%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

8   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE
Convertible Bonds (15.3%)
Communication Services (1.3%)
		Liberty Media Corp.*
31,000		0.500%, 12/01/50	$34,367
90,000		2.250%, 08/15/27	97,185
70,000		3.750%, 03/15/28	76,700
170,000		Live Nation Entertainment, Inc. 2.000%, 02/15/25	180,961
			389,213

Consumer Discretionary (2.7%)
95,000		Booking Holdings, Inc. 0.750%, 05/01/25	142,678
55,000		DISH Network Corp. 3.375%, 08/15/26	27,978
115,000		Ford Motor Company 0.000%, 03/15/26	125,854
95,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	87,762
7,000		Tesla, Inc. 2.000%, 05/15/24	88,557
115,000		Vail Resorts, Inc. 0.000%, 01/01/26	103,339
200,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	209,812
			785,980

Energy (1.2%)
165,000		CMS Energy Corp. 3.375%, 05/01/28	162,640
18,000		EQT Corp. 1.750%, 05/01/26	50,799
70,000		Nabors Industries, Inc.* 1.750%, 06/15/29	52,994
65,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	72,825
			339,258

Financials (1.0%)
50,000		Ares Capital Corp. 4.625%, 03/01/24	50,280
100,000	EUR	JPMorgan Chase Bank NA 0.000%, 06/10/24	125,144
110,000		Morgan Stanley Finance, LLC (JPMorgan Chase & Co.)§ 1.000%, 11/23/27	119,350
			294,774

Health Care (1.4%)
85,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	81,375
130,000		Dexcom, Inc. 0.250%, 11/15/25	138,897

PRINCIPAL AMOUNT		VALUE
52,000	Envista Holdings Corp. 2.375%, 06/01/25	$87,262
95,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	87,808
		395,342

Industrials (1.9%)
55,000	Axon Enterprise, Inc.* 0.500%, 12/15/27	58,834

55,000		Granite Construction, Inc. 3.750%, 05/15/28	59,305
170,000		John Bean Technologies Corp. 0.250%, 05/15/26	161,940
170,000		Middleby Corp.^ 1.000%, 09/01/25	211,859
55,000		Southwest Airlines Company^ 1.250%, 05/01/25	63,518
			555,456

Information Technology (4.0%)
41,000		Akamai Technologies, Inc. 0.375%, 09/01/27	39,780
47,000		BILL Holdings, Inc. 0.000%, 12/01/25	49,255
166,000		CyberArk Software, Ltd. 0.000%, 11/15/24	188,823
28,000		Datadog, Inc. 0.125%, 06/15/25	34,795
		Enphase Energy, Inc.
100,000		0.000%, 03/01/26	93,775
65,000		0.000%, 03/01/28	60,853
150,000		Microchip Technology, Inc. 0.125%, 11/15/24	170,309
30,000		Nova, Ltd. 0.000%, 10/15/25	48,125
170,000		ON Semiconductor Corp.* 0.500%, 03/01/29	192,445
70,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	180,162
60,000		Tyler Technologies, Inc.^ 0.250%, 03/15/26	62,182
55,000		Wolfspeed, Inc.* 1.875%, 12/01/29	42,743
			1,163,247

Real Estate (1.2%)
100,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	110,588
115,000		Pebblebrook Hotel Trust 1.750%, 12/15/26	97,712
140,000		Welltower OP, LLC 2.750%, 05/15/28	141,624
			349,924

Schedule of Investments June 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE

Utilities (0.6%)
195,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	$186,395
	Total Convertible Bonds (Cost $4,266,122)	4,459,589

NUMBER OF SHARES			VALUE
Common Stocks (75.4%)
Communication Services (7.4%)
9,195		Alphabet, Inc. - Class A#	1,100,641
3,690		Comcast Corp. - Class A	153,320
1,440		Meta Platforms, Inc. - Class A#	413,251
375		Netflix, Inc.#	165,184
1,315		T-Mobile US, Inc.#	182,654
1,615		Walt Disney Company#	144,187
			2,159,237

Consumer Discretionary (8.0%)
7,240		Amazon.com, Inc.#	943,806
1,607		Aptiv, PLC#	164,059
560		Home Depot, Inc.	173,958
2,880		Las Vegas Sands Corp.#	167,040
410		Lowe’s Companies, Inc.	92,537
30	EUR	LVMH Moet Hennessy Louis Vuitton, SE	28,287
560		McDonald’s Corp.	167,110
1,340		NIKE, Inc. - Class B	147,896
1,185		Starbucks Corp.	117,386
990		Tesla, Inc.#	259,152
655		TJX Cos., Inc.	55,538
			2,316,769

Consumer Staples (5.7%)
4,990		Coca-Cola Company	300,498
325		Costco Wholesale Corp.	174,974
410		Estee Lauder Companies, Inc. - Class A	80,516
1,105		Mondelez International, Inc. - Class A	80,599
1,460		Monster Beverage Corp.#	83,862
1,240		PepsiCo, Inc.	229,673
2,050		Philip Morris International, Inc.	200,121
1,910		Procter & Gamble Company	289,823
1,340		Walmart, Inc.	210,621
			1,650,687

Energy (3.6%)
1,335		Chevron Corp.	210,062
1,005		ConocoPhillips	104,128
3,230		Exxon Mobil Corp.	346,417
730		Hess Corp.	99,244
865		Marathon Petroleum Corp.	100,859

NUMBER OF SHARES		VALUE
305	Pioneer Natural Resources Company	$63,190
2,335	Schlumberger, NV	114,695
		1,038,595

Financials (6.4%)
485	American Express Company	84,487
1,350	American International Group, Inc.	77,679
583	Assurant, Inc.	73,295
6,695	Bank of America Corp.	192,080
125	BlackRock, Inc.	86,392
1,020	Chubb, Ltd.	196,411
775	Citigroup, Inc.	35,681
545	Discover Financial Services	63,683
270	Goldman Sachs Group, Inc.	87,086
2,085	JPMorgan Chase & Company	303,242
1,170	Marsh & McLennan Cos., Inc.	220,054
3,105	Morgan Stanley	265,167
4,100	Wells Fargo & Company	174,988
		1,860,245

Health Care (10.4%)
810	Abbott Laboratories	88,306
935	AbbVie, Inc.	125,973
1,210	Alcon, Inc.	99,353
3,408	Boston Scientific Corp.#	184,339
1,260	Bristol-Myers Squibb Company	80,577
450	Danaher Corp.	108,000
350	Dexcom, Inc.#	44,978
230	Elevance Health, Inc.	102,187
480	Eli Lilly & Company	225,110
1,470	Gilead Sciences, Inc.	113,293
105	Humana, Inc.	46,949
2,465	Johnson & Johnson	408,007
220	McKesson Corp.	94,008
2,305	Medtronic, PLC	203,070
2,170	Merck & Company, Inc.	250,396
2,495	Pfizer, Inc.	91,517
230	Stryker Corp.	70,171
320	Thermo Fisher Scientific, Inc.~	166,960
755	UnitedHealth Group, Inc.	362,883
1,095	Zimmer Biomet Holdings, Inc.	159,432
		3,025,509

Industrials (5.1%)
8,415	CSX Corp.	286,952
1,455	Honeywell International, Inc.	301,913
775	JB Hunt Transport Services, Inc.	140,298
305	Northrop Grumman Corp.	139,019
585	Parker-Hannifin Corp.	228,173

10   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
3,415		Raytheon Technologies Corp.	$334,533
1,510		Southwest Airlines Company	54,677
			1,485,565

Information Technology (24.5%)
765		Accenture, PLC - Class A	236,064
225		Adobe, Inc.#	110,023
675		Advanced Micro Devices, Inc.#	76,889
11,585		Apple, Inc.~	2,247,142
527		Broadcom, Inc.	457,136
2,510		Cisco Systems, Inc.	129,867
100		Intuit, Inc.	45,819
165		Lam Research Corp.	106,072
885		Mastercard, Inc. - Class A	348,071
1,005		Micron Technology, Inc.	63,426
5,570		Microsoft Corp.~	1,896,808
1,570		NVIDIA Corp.	664,141
805		Oracle Corp.	95,867
590		salesforce, Inc.#	124,643
2,130		Visa, Inc. - Class A	505,832
			7,107,800

Materials (3.0%)
3,750		Freeport-McMoRan, Inc.	150,000
5,875	GBP	Glencore, PLC	33,311
775		Linde, PLC	295,337
1,225		PPG Industries, Inc.	181,667
250		ServiceNow, Inc.#	140,493
355		Vulcan Materials Company	80,031
			880,839

Real Estate (0.6%)
680		American Tower Corp.	131,879
1,540		Invitation Homes, Inc.	52,976
			184,855

Utilities (0.7%)
1,730		DTE Energy Company	190,335
	Total Common Stocks (Cost $11,204,261)		21,900,436

Convertible Preferred Stocks (3.1%)
Financials (0.6%)
1,180		AMG Capital Trust II^ 5.150%, 10/15/37	59,966
1,905		KKR & Company, Inc. 6.000%, 09/15/23	125,921
			185,887

Industrials (0.2%)
678		Chart Industries, Inc. 6.750%, 12/15/25	44,165

NUMBER OF SHARES		VALUE

Utilities (2.3%)
2,050	AES Corp. 6.875%, 02/15/24	$167,321
5,820	American Electric Power Company, Inc. 6.125%, 08/15/23	289,138
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§&** 3.369%, 09/15/29	32,351
	NextEra Energy, Inc.
1,210	6.219%, 09/01/23	59,326
2,600	6.926%, 09/01/25	117,754
		665,890
	Total Convertible Preferred Stocks (Cost $947,977)	895,942

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Securities (2.0%)
Other (2.0%)
	U.S. Treasury Note
295,000	2.250%, 03/31/24	288,132
300,000	4.375%, 10/31/24	296,426
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $593,911)	584,558

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (0.1%) #
Financials (0.0%)
9 60,057	PayPal Holdings, Inc. Call, 09/15/23, Strike $75.00	1,638
10 125,950	PNC Financial Services Group, Inc. Call, 07/21/23, Strike $130.00	1,600
		3,238

Other (0.1%)
84 609,000	iShares MSCI EAFE ETF Call, 09/15/23, Strike $74.00	11,046
71 280,876	iShares MSCI Emerging Markets Call, 12/15/23, Strike $41.00	10,117
15 280,905	iShares Russell 2000 ETF Call, 09/15/23, Strike $185.00	12,345
34 15,260,050	S&P 500 Index Put, 07/21/23, Strike $400.00	816
		34,324
	Total Purchased Options (Cost $93,981)	37,562

Schedule of Investments June 30, 2023 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
201,025	State Street Navigator Securities Lending Government Money Market Portfolio, 4.855%†*** (Cost $201,025)	$201,025

TOTAL INVESTMENTS (96.6%) (Cost $17,307,277)		28,079,112

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(201,025)
OTHER ASSETS, LESS LIABILITIES (4.1%)		1,184,732
NET ASSETS (100.0%)		$29,062,819

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
Other (0.0%)
15 280,905	iShares Russell 2000 ETF Call, 09/15/23, Strike $195.00 (Premium $4,017)	(4,748)

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^Security, or portion of security, is on loan.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $197,800.

&Illiquid security.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2023.

†Represents investment of cash collateral received from securities on loan as of June 30, 2023.

***The rate disclosed is the 7 day net yield as of June 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

EUREuropean Monetary Unit

GBPBritish Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

12   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Statement of Assets and Liabilities June 30, 2023 (Unaudited)

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $17,307,277)*	$28,079,112
Cash with custodian	1,264,772
Receivables:
Accrued interest and dividends	33,947
Investments sold	6
Portfolio shares sold	411
Prepaid expenses	1,582
Other assets	77,025
Total assets	29,456,855
LIABILITIES
Collateral for securities loaned	201,025
Options written, at value (premium $4,017)	4,748
Payables:
Investments purchased	58,000
Portfolio shares redeemed	3,448
Affiliates:
Investment advisory fees	17,597
Deferred compensation to trustees	77,025
Trustees’ fees and officer compensation	1,247
Other accounts payable and accrued liabilities	30,946
Total liabilities	394,036
NET ASSETS	$29,062,819
COMPOSITION OF NET ASSETS
Paid in capital	$18,335,776
Accumulated distributable earnings (loss)	10,727,043
NET ASSETS	$29,062,819
Shares outstanding (no par value; unlimited number of shares authorized)	1,570,412
Net asset value and redemption price per share	$18.51

* Includes securities on loan	$197,405

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended June 30, 2023 (Unaudited)

INVESTMENT INCOME
Interest	$62,042
(Amortization)/accretion of investment securities	(55,516)
Net interest	6,526
Dividends	201,744
Dividend taxes withheld	(158)
Securities lending income, net of rebates received or paid to borrowers	5,916
Total investment income	214,028
EXPENSES
Investment advisory fees	103,244
Legal fees	30,441
Audit fees	23,436
Printing and mailing fees	10,773
Trustees’ fees and officer compensation	7,685
Accounting fees	6,116
Transfer agent fees	3,850
Custodian fees	2,385
Fund administration fees	818
Other	3,470
Total expenses	192,218
NET INVESTMENT INCOME (LOSS)	21,810
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	571,075
Purchased options	(30,468)
Foreign currency transactions	185
Forward foreign currency contracts	567
Written options	(6,786)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	2,970,406
Purchased options	(21,136)
Forward foreign currency contracts	(568)
Written options	(731)
NET GAIN (LOSS)	3,482,544
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,504,354

14   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended June 30, 2023	Year Ended December 31, 2022
OPERATIONS
Net investment income (loss)	$21,810	$(2,540)
Net realized gain (loss)	534,573	861,050
Change in unrealized appreciation/(depreciation)	2,947,971	(7,544,241)
Net increase (decrease) in net assets resulting from operations	3,504,354	(6,685,731)
DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(854,837)	(2,754,217)
CAPITAL SHARE TRANSACTIONS
Issued	896,060	1,440,582
Issued in reinvestment of distributions	854,837	2,754,217
Redeemed	(1,792,599)	(3,962,505)
Net increase (decrease) in net assets from capital share transactions	(41,702)	232,294
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,607,815	(9,207,654)
NET ASSETS
Beginning of period	$26,455,004	$35,662,658
End of period	$29,062,819	$26,455,004
CAPITAL SHARE TRANSACTIONS
Shares issued	51,386	76,930
Shares issued in reinvestment of distributions	51,522	148,094
Shares redeemed	(102,046)	(216,284)
Net increase (decrease) in capital shares outstanding	862	8,740

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Advisors Trust (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in Accounting Standards Update 2013-08 — Financial Services-Investment Companies (Topic 946): Disclosures about Investments in Other Investment Companies (“ASU 2013-08”). Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The Trust’s Board of Trustees (“Board” or “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust, have designated Calamos Advisors LLC (“Calamos Advisors”, or the “Advisor”) to perform fair valuation determinations related to all Portfolio investments under the oversight of the Board. As “valuation designee” Calamos Advisors has adopted procedures (as approved by the Board) to guide the determination of the NAV on any day on which the Portfolio’s NAV is determined. The valuation of the Portfolio’s investments is in accordance with these procedures.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

16   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Notes to Financial Statements (Unaudited)

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. The Portfolio’s obligation, if any, to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2023. Deferred compensation of $77,025 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2023.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$2,965,945
Proceeds from sales	—	4,723,976

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows*:

Cost basis of investments	$17,303,260
Gross unrealized appreciation	11,308,858
Gross unrealized depreciation	(537,754)
Net unrealized appreciation (depreciation)	$10,771,104

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

18   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2023 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2022 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2022
Distributions paid from:
Ordinary income	$588,596
Long-term capital gains	2,165,621
Return of capital	—

As of December 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$29,325
Undistributed capital gains	774,811
Total undistributed earnings	804,136
Accumulated capital and other losses	(75,470)
Net unrealized gains/(losses)	7,474,149
Total accumulated earnings/(losses)	8,202,815
Other	(125,289)
Paid-in-capital	18,377,478
Net assets applicable to common shareholders	$26,455,004

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

Notes to Financial Statements (Unaudited)

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2023, the Portfolio had no outstanding forward foreign currency contracts.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2023, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of June 30, 2023, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$37,562	$—
Written options(2)	—	4,748
	$37,562	$4,748

For the period ended June 30, 2023, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Purchased options(1)	743
Written options(2)	57

(1)Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(2)Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

*Activity during the period is measured by opened number of contracts for options purchased or written (measured in notional).

20   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks through the Securities Loan Agreement. In the Securities Loan Agreement, the “collateral” are the loaned securities themselves. Additionally, the set-off and netting provisions of the Securities Loan Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests any cash collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset and the value of the collateral as a liability on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Portfolio as June 30, 2023.

Amount of Collateral Held in Short Term Investments and Restricted Cash	Amount of Non-Cash Collateral	Total Collateral	Value of securities on loan to broker-dealers and banks by asset class on loan			Excess Amount Due To/(From) Counterparty
			Equity	Fixed Income	Total
$201,025	$ —	$201,025	$5,047	$192,358	$197,405	$3,620

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at June 30, 2023.

Notes to Financial Statements (Unaudited)

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$4,459,589	$—	$4,459,589
Common Stocks	21,838,838	61,598	—	21,900,436
Convertible Preferred Stocks	803,625	92,317	—	895,942
U.S. Government and Agency Securities	—	584,558	—	584,558
Purchased Options	37,562	—	—	37,562
Investment of Cash Collateral For Securities Loaned	—	201,025	—	201,025
Total	$22,680,025	$5,399,087	$—	$28,079,112
Liabilities:
Written Options	$4,748	$—	$—	$4,748
Total	$4,748	$—	$—	$4,748

22   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020	2019	2018
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$16.86		$22.85	$20.57	$17.01	$14.01	$15.54
Income from investment operations:
Net investment income (loss)(a)	0.01		0.00 **	(0.09)	0.18	0.17	0.18
Net realized and unrealized gain (loss)	2.19		(4.18)	4.19	3.57	3.38	(0.85)
Total from investment operations	2.20		(4.18)	4.10	3.75	3.55	(0.67)
Less distributions to common shareholders from:
Net investment income	(0.05)		(0.13)	(0.08)	(0.09)	(0.26)	(0.21)
Net realized gains	(0.50)		(1.68)	(1.74)	(0.10)	(0.29)	(0.65)
Total distributions	(0.55)		(1.81)	(1.82)	(0.19)	(0.55)	(0.86)
Net asset value, end of period	$18.51		$16.86	$22.85	$20.57	$17.01	$14.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	13.41%		(19.07)%	21.40%	22.43%	25.56%	(4.39)%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.40	%(d)	1.33%	1.20%	1.29%	1.35%	1.35%
Net investment income (loss)	0.16	%(d)	(0.01)%	(0.40)%	1.01%	1.09%	1.15%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$29,063		$26,455	$35,663	$32,254	$28,112	$24,041
Portfolio turnover rate	11%		23%	16%	45%	21%	22%

**Amounts are less than $0.005.

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(d)Annualized.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Advisors Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio (the “Portfolio”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of June 30, 2023, the related statements of operations, changes in net assets, and the financial highlights for the six-month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Portfolio for the year ended December 31, 2022 and the financial highlights for each of the five years in the period then ended, and in our report dated February 10, 2023, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Portfolio’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

August 9, 2023

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

24   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2023, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangement between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2024, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement of the Trust, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. In addition, the Board considered compliance reports about the Adviser from the Trust’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the average performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by the independent third-party service provider. The performance periods considered by the Board ended on March 31, 2023, except where otherwise noted. Where available, the Board considered one-, three-, five- and ten-year performance. To the extent the Board considered data for periods other than those ending on March 31, 2023 or considered comparative data in addition to that of the Category, such as comparative data for an alternate group of comparable funds (a “category”), the data was still produced by an independent third-party service provider.

The Board considered that the Portfolio outperformed its Category average for the three-, five- and ten-year periods, though it underperformed for the year-to-date and one-year periods.

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”) and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts, other advisory accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that led to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record and its level of assets.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Trust’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

KCLSAN 2146 2023

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a currently effective prospectus of the Portfolio.

A description of the Calamos Proxy Voting Policies and Procedures and the Portfolio’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Portfolio files a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the commission’s website at www.sec.gov.

Item 1(b).

Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

Not applicable. The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Contract Holders in Item 1.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics — Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 14, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 14, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 14, 2023